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Exhibit 10.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in InfoVista's Registration Statement on Form S-8 (No. 333-12256) and Registration Statement on Form S-8 (No. 333-81300) of our report dated July 24, 2003 except for note 20 as to which the date is October 16, 2003 relating to InfoVista's financial statements, which appears in InfoVista's Annual Report on Form 20-F for the year ended June 30, 2003.

Paris, October 21, 2003

PriceWaterhouseCoopers Audit

/s/ JEAN-FRANÇOIS CHÂTEL
Jean-François Châtel
 Partner

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  Exhibit 10.1